Available-for-Sale Financial Investments	12 Months Ended
Dec. 31, 2017
Availableforsale Financial Assets [Abstract]
Available-for-Sale Financial Investments
11.	Available-for-Sale Financial Investments

As at December 31, 2017 and 2016, this account consists of:

	2017	2016
	(in million pesos)
Rocket Internet	12,848	10,058
iflix Limited, or iflix	1,841	686
Club shares	239	208
Matrixx	237	237
Beacon (Note 10)	—	1,000
	15,165	12,189

Investment of PLDT Online in iflix

On April 23, 2015, PLDT Online subscribed to a convertible note of iflix, an internet TV service provider in Southeast Asia, for US$15 million, or Php686 million.  The convertible note was issued and paid on August 11, 2015.  iflix will use the funds to continue roll out of the iflix subscription video-on-demand services across the Southeast Asian region, acquire rights to new content, and produce original programming to market to potential customers.

This investment is in line with our strategy to develop new revenue streams and to complement our present business by participating in the digital world beyond providing access and connectivity.

On March 10, 2016, the US$15 million convertible note held by PLDT Online was converted into 20.7 million ordinary shares of iflix in connection with a new funding round led by Sky Plc, Europe’s leading entertainment company, and the Indonesian company, Emtek Group.  The conversion resulted on a valuation gain amounting to U$19 million, or Php898 million, increasing the fair value of PLDT Online’s investment amounting to US$34 million, or Php1,584 million.

On August 4, 2017, PLDT Online subscribed to a convertible note of iflix for US$1.5 million, or Php75 million, in a new funding round led by Hearst Entertainment.  The convertible note was paid on August 8, 2017.  The note is zero coupon, senior and unsubordinated, non-redeemable, transferable and convertible into Series B Preferred Shares subject to occurrence of a conversion event.  iflix will use the funds to invest in its local content strategy and for its regional and international expansion.

PLDT Online’s shares account for approximately 7.3% of the total equity stock of iflix.

Investment of PLDT Capital in Matrixx

On December 18, 2015, PLDT Capital entered into a Stock and Warrant Purchase Agreement with Matrixx, a Delaware corporation.  Matrixx provides the IT foundation to move to an all-digital service environment with a new real-time technology platform designed to handle the surge in interactions without forcing the compromises of conventional technology.  Under the terms of the agreement, PLDT Capital subscribed to convertible Series B Preferred Stock of Matrixx for a total consideration of US$5 million, or Php237 million, and was entitled to purchase additional Series B Preferred Stock upon occurrence of certain conditions on or before March 15, 2016.  PLDT Capital did not exercise its right to purchase additional Series B Preferred Stock of Matrixx.

Investment of PLDT Online in Rocket Internet

On August 7, 2014, PLDT and Rocket Internet entered into a global strategic partnership to drive the development of online and mobile payment solutions in emerging markets.  Rocket Internet provides a platform for the rapid creation and scaling of consumer internet businesses outside the U.S. and China.  Rocket Internet’s prominent brands include the leading Southeast Asian e-Commerce businesses Zalora and Lazada, as well as fast growing brands with strong positions in their markets such as Dafiti, Linio, Jumia, Namshi, Lamoda, Jabong, Westwing, Home24 and HelloFresh in Latin America, Africa, Middle East, Russia, India and Europe.  Financial technology and payments comprise Rocket Internet’s third sector where it anticipates numerous and significant growth opportunities.

Pursuant to the terms of the investment agreement, PLDT invested €333 million, or Php19,577 million, in cash, for new shares equivalent to a 10% stake in Rocket Internet as at August 2014.  These new shares are of the same class and bear the same rights as the Rocket Internet shares held by the investors as at the date of the agreement namely, Investment AB Kinnevik and Access Industries, in addition to Global Founders GmbH (formerly European Founders Fund GmbH).  PLDT made the €333 million investment in two payments (on September 8 and September 15, 2014), which it funded from available cash and new debt.

On August 21, 2014, PLDT assigned all its rights, title and interests as well as all of its obligations related to its investment in Rocket Internet, to PLDT Online, an indirectly wholly-owned subsidiary of PLDT.

On October 1, 2014, Rocket Internet announced the pricing of its initial public offering, or IPO, at €42.50 per share.  On October 2, 2014, Rocket Internet listed its shares on Entry Standard of the Frankfurt Stock Exchange under the ticker symbol “RKET.”  Our ownership stake in Rocket Internet after the IPO was reduced to 6.6%.  In February 2015, due to additional issuances of shares by Rocket Internet, our ownership percentage in Rocket Internet was further reduced to 6.1%, and remained as such as at December 31, 2017 and 2016.

On September 26, 2016, Rocket Internet applied for admission to trading under the regulated market (Prime Standard) of the Frankfurt Stock Exchange.  RKET has been admitted to the Prime Standard and is part of the Frankfurt Stock Exchange’s SDAX.

Further details on investment in Rocket Internet for the years ended December 31, 2017, 2016 and 2015 and as at December 31, 2017 and 2016 are as follows:

	2017	2016	2015
Total market value as at beginning of the year (in million pesos)	10,058	14,587	27,855
Closing price per share at end of the year (in Euros)	21.13	19.13	28.24
Total market value as at end of the year (in million Euros)	213	193	285
Total market value as at end of the year (in million pesos)	12,848	10,058	14,587
Net gains (losses) from changes in fair value recognized during the year (in million pesos)	2,790	(4,529)	(13,268)
Recognized in profit or loss (in million pesos)	(540)	(5,381)	(5,124)
Recognized in other comprehensive income (in million pesos)	3,330	852	(8,144)

	2017	2016
	(in million pesos)
Acquisition cost including capitalized cost	19,711	19,711
Fair value adjustment in other comprehensive income	4,182	852
Cumulative impairment charges	(11,045)	(10,505)
Balance at end of the year	12,848	10,058

Based on our judgment, the continuing decline in fair value of our investment in Rocket Internet is considered significant as the cumulative net losses from changes in fair value represents more than 20% decline in value below cost.  As a result, total cumulative impairment losses recognized on our investment in Rocket Internet amounted to Php11,045 million and Php10,505 million as at December 31, 2017 and 2016, respectively.  Impairment losses charged in our consolidated income statements amounted to Php540 million, Php5,381 million and Php5,124 million for the years ended December 31, 2017, 2016 and 2015, respectively.  See Note 3 – Management’s Use of Accounting Judgments, Estimates and Assumptions – Impairment of available-for-sale equity investments.

As at March 26, 2018, closing price of Rocket Internet is €24.52 per share resulting to total market value of PLDT’s stake in Rocket Internet of €247 million, or Php16,100 million.